AGREEMENT BETWEEN




BROWN BROTHERS HARRIMAN & CO




AND




PANORAMA TRUST




TABLE OF CONTENTS



1.	 Employment of Custodian	1

2.	Powers and Duties of the Custodian with respect to Property of the
	Fund held by the Custodian
	2.1	Safekeeping	1
	2.2 	Manner of Holding Securities	1
	2.3 	Registration	1
	2.4 	Purchases	2
	2.5 	Exchanges	2
	2.6 	Sales of Securities	3
	2.7 	Depositary Receipts	3
	2.8 	Exercise of Rights; Tender Offers	3
	2.9 	Stock Dividends, Rights, Etc.	4
	2.10 	Options	4
	2.11 	Borrowings	4
	2.12 	Demand Deposit Bank Accounts	4
	2.13 	Interest Bearing Call or Time Deposits	6
	2.14 	Futures Contracts	6
	2.15 	Foreign Exchange Transactions	7
	2.16 	Stock Loans	8
	2.17 	Collections	8
	2.18 	Dividends, Distributions and Redemptions	8
	2.19 	Proxies, Notices, Etc.	9
	2.20 	Nondiscretionary Details	9
	2.21 	Bills	9
	2.22 	Deposit of Fund Assets in Securities Systems	9
	2.23 	Other Transfers	10
	2.24 	Investment Limitations	11
	2.25 	Custodian Advances	11
	2.26 	Restricted Securities	11
	2.27 	Proper Instructions	12
	2.28 	Segregated Account	13

3.	 Powers and Duties of the Custodian with Respect to the Appointment
	of Subcustodians	13

4.	Assistance by the Custodian as to Certain Matters	16




5.	Powers and Duties of the Custodian with Respect to its Role as
	Recordkeeping Agent	16
	5.1 	Records	16
	5.2 	Accounts	16
	5.3 	Access to Records	16

6.	Standard of Care and Related Matters	17
	6.1 	Liability of the Custodian with Respect to Proper Instructions;
			Evidence of Authority; Etc.	17
	6.2 	Liability of the Custodian with Respect to Use of Securities
Systems
			and Foreign Depositories	17
	6.3 	Standard of Care; Liability; Indemnification	18
	6.4 	Reimbursement of Disbursements, Etc.	19
	6.5 	Security for Obligations to Custodian	19
	6.6 	Appointment of Agents	19
	6.7 	Powers of Attorney	19

7.	 Compensation of the Custodian	19

8.	 Termination; Successor Custodian	19

9.	 Amendment	20

10.	 Governing Law	20

11.	 Notices	20

12.	 Binding Effect	20

13.	 Counterparts	21




CUSTODIAN AGREEMENT




	AGREEMENT made this           day of               , 1995, between
PANORAMA TRUST (the "Fund") and each of the Funds listed in Appendix B attached hereto as said Exhibit may from time to time be revised (
collectively, the
"Funds;" individually, a "Fund") and Brown Brothers Harriman & Co. (the
"Custodian");
	WITNESSETH:  That in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:
	1.  Employment of Custodian:  The Fund hereby employs and appoints the
Custodian as a custodian for the term and subject to the provisions of this
Agreement.  The Custodian shall not be under any duty or obligation to require the
Fund to deliver to it any securities or funds owned by the Fund and shall have no
responsibility or liability for or on account of securities or funds not so delivered.
The Fund will deposit with the Custodian copies of the Declaration of Trust or
Certificate of Incorporation and By-Laws (or comparable documents) of the Fund and all amendments thereto, and copies of such votes and other proceedings of the
Fund as may be necessary for or convenient to the Custodian in the performance of
its duties.
	2.  Powers and Duties of the Custodian with respect to Property of the
Fund held by the Custodian:  Except for securities and funds held by any
Subcustodians appointed pursuant to the provisions of Section 3 hereof or held by
any Foreign Depositories (as said term is defined in Section 3) utilized by a
Subcustodian, the Custodian shall have and perform the following powers and duties:
	2.1  Safekeeping - To keep safely the securities and other assets of the
Fund that have been delivered to the Custodian and, on behalf of the Fund, from time to time to receive delivery of securities for safekeeping.
	2.2  Manner of Holding Securities - To hold securities of the Fund (1) by physical possession of the share certificates or other instruments representing such
securities in registered or bearer form, or (2) in book-entry form by a
 Securities
System (as said term is defined in Section 2.22) of a Foreign Depository.
	2.3  Registration - To hold registered securities of the Fund, with or without any indication of fiduciary capacity, provided that securities are held in an
account of the Custodian containing only assets of the Fund or only assets held as
fiduciary or custodian for customers.
	2.4  Purchases - Upon receipt of proper instructions, as defined in Section
2.27, insofar as funds are available or as funds are otherwise provided by the
Custodian at its discretion pursuant to Section 2.25 (Advances) below for the purpose, to pay for and receive securities purchased for the account of the
 Fund,
payment being made only upon receipt of the securities (1) by the Custodian, or
(2) by a clearing corporation of a national securities exchange of which the
Custodian is a member, or (3) by a Securities System or a Foreign Depository.
However, notwithstanding the foregoing, (i) in the case of repurchase agreements
entered into by the Fund, the Custodian (as well as an Agent) may release funds to
a Securities System, a Foreign Depository or a Subcustodian prior to the receipt of
advice from the Securities System, Foreign Depository or Subcustodian that the
securities underlying such repurchase agreement have been transferred by book entry into the Account (as defined in Section 2.22) of the Custodian (or such
Agent) maintained with such Securities System or to the Foreign Depository or
Subcustodian, so long as such payment instructions to the Securities System,
Foreign Depository or Subcustodian include a requirement that delivery is only against payment for securities, (ii) in the case of foreign exchange contracts, options, time deposits, call account deposits, currency deposits, and other deposits, contracts or options pursuant to Sections 2.10, 2.12, 2.13, 2.14 and 2.15,
the Custodian may make payment therefor without receiving an instrument evidencing said deposit, contract or option so long as such payment instructions
detail specific securities to be acquired, and (iii) the Custodian may make payment
for securities prior to receipt thereof in accordance with (A) governmental regulations, (B) rules of Securities Systems, Foreign Depositories or other
 U.S. or
foreign clearing agencies, (C) generally accepted trade practice in the applicable
local market, (D) the terms of the instrument representing the security, or (E)
proper instructions.
	2.5  Exchanges - Upon receipt of proper instructions, to exchange securities held by it for the account of the Fund for other securities in connection
with any reorganization, recapitalization, split-up of shares, change of par value,
conversion or other event relating to the securities or the issuer of such securities
and to deposit any such securities in accordance with the terms of any reorganization or protective plan.  Without proper instructions, the Custodian may
surrender securities in temporary form for definitive securities, may surrender securities for transfer into an account as permitted in Section 2.3, and may surrender securities for a different number of certificates or instruments representing the same number of shares or same principal amount of indebtedness,
provided the securities to be issued are to be delivered to the Custodian.
	2.6  Sales of Securities - Upon receipt of proper instructions, to make delivery of securities which have been sold for the account of the Fund, but only
against payment therefor (1) in cash, by a certified check, bank cashier's check,
bank credit, or bank wire transfer, or (2) by credit to the account of the
 Custodian
with a clearing corporation of a national securities exchange of which the
Custodian is a member, or (3) by credit to the account of the Custodian or an
Agent of the Custodian with a Securities System or a Foreign Depository.
However. notwithstanding the foregoing, (i) in the case of delivery of physical certificates or instruments representing securities, the Custodian may make delivery to the broker buying the securities, against receipt therefor, for examination in accordance with "street delivery" custom, provided that the payment therefor is to be made to the Custodian (which payment may be made by a broker's check) or that such securities are to be returned to the
 Custodian, and
(ii) the Custodian may make settlement of securities sold, including with respect to
the form of payment, in accordance with (A) governmental regulations, (B) rules of Securities Systems, Foreign Depositories or other U.S. or foreign clearing agencies, (C) generally accepted trade practice in the applicable local market, (D)
the terms of the instrument representing the security, or (E) proper instructions.
	2.7  Depositary Receipts - Upon receipt of proper instructions, to instruct a
Subcustodian or an Agent to surrender securities to the depositary used by an issuer of American Depositary Receipts or International Depositary Receipts
(hereinafter collectively referred to as "ADRs") for such securities against a written
receipt therefor adequately describing such securities and written evidence satisfactory to the Subcustodian or Agent that the depositary has acknowledged receipt of instructions to issue with respect to such securities ADRs in the name of
the Custodian, or a nominee of the Custodian, for delivery to the Custodian in
Boston, Massachusetts, or at such other place as the Custodian may from time to time designate.
	Upon receipt of proper instructions, to surrender ADRs to the issuer thereof against a written receipt therefor adequately describing the ADRs surrendered and written evidence satisfactory to the Custodian that the issuer of
the ADRs has acknowledged receipt of instructions to cause its depositary to deliver the securities underlying such ADRs to a Subcustodian or an Agent.
	2.8  Exercise of Rights: Tender Offers - Upon timely receipt of proper instructions, to deliver to the issuer or trustee thereof, or to the agent of either,
warrants, puts, calls, rights or similar securities for the purpose of being exercised
or sold, provided that the new securities and cash, if any, acquired by such action
are to be delivered to the Custodian, and, upon receipt of proper instructions, to
deposit securities upon invitations for tenders of securities, provided that the
consideration is to be paid or delivered or the tendered securities are to be returned
to the Custodian.
	2.9  Stock Dividends, Rights, Etc. - To receive and collect all stock dividends, rights and other items of like nature; and to deal with the same pursuant
to proper instructions relative thereto.
	2.10  Options - Upon receipt of proper instructions or upon receipt of instructions given pursuant to any agreement relating to an option or as otherwise
provided in any such agreement to (i) receive and retain, to the extent provided to
the Custodian, confirmations or other documents evidencing the purchase, sale
 or
writing of an option of any type on or in respect of a security, securities index or
similar form of property by the Fund; (ii) deposit and maintain in a segregated account, either physically or by book-entry in a Securities System or Foreign
Depository or with a broker, dealer or other entity, securities, cash or other
 assets
in connection with options transactions entered into by the Fund; (iii)
 transfer
securities, cash or other assets to a Securities System, Foreign Depository, broker,
dealer or other entity, as margin (including variation margin) or other security for
the Fund's obligations in respect of any option; and (iv) pay, release and/or transfer
such securities, cash or other assets in accordance with a notice or other communication evidencing the expiration, termination or exercise of or default under any such option furnished by The Options Clearing Corporation, by the securities or options exchange on which such option is traded or by such broker,
dealer or other entity as may be responsible for handling such options transaction
or have authority to give such notice or communication.  The Custodian shall not
be responsible for the sufficiency of assets held in any segregated account established in compliance with applicable margin maintenance requirements or the
performance of the other terms of any agreement relating to an option.
Notwithstanding the foregoing, options on futures contracts and options to purchase and sell foreign currencies shall be governed by Sections 2.14 and 2.15.
	2.11  Borrowings - Upon receipt of proper instructions, to deliver securities of the Fund to lenders or their agents as collateral for borrowings effected by the Fund, provided that such borrowed money is payable to or upon the Custodian's order as Custodian for the Fund.
	2.12 Demand Deposit Bank Accounts - To open and operate an account or accounts in the name of the Fund, subject only to draft or order by the Fund,
 and
to hold in such account or accounts deposits accepted on the Custodian's books denominated in U.S. and foreign currency, received for the account of the Fund, other than deposits with Banking Institutions held in accordance with the last paragraph of this Section 2.12.  The obligation of the Custodian for deposits accepted on the Custodian's books and denominated in U.S. currency shall be that
of a U.S. bank for a similar deposit.  The obligation of the Custodian for deposits
denominated in any foreign currency shall have the benefit of and be subject to the
provisions of the last paragraph of Section 6.3 hereof, and accordingly in the event
and to the extent the Custodian shall be unable to obtain payment due to a
Sovereign Risk or other factor described in the first sentence of said paragraph
from any bank, trust company or similar institution with which the Custodian has
in turn deposited funds denominated in a foreign currency by reason of the
Custodian's foreign currency deposit obligation to the Fund, the Custodian's obligation to pay the Fund in respect of such foreign currency obligation shall similarly be deferred or relieved until and to the extent the Custodian is able to
obtain payment in respect of the Custodian's foreign deposit from such bank, trust
company or similar institution and accordingly shall not be payable on demand in
U.S. currency.
	If and when authorized by proper instructions, the Custodian may open and operate an additional account(s) in such other banks, trust companies or similar
institutions as may be designated by the Fund in such instructions (any such bank,
trust company or similar institution so designated by the Fund being referred to
hereafter as a "Banking Institution"), and may hold in such account or accounts deposits of the Fund denominated in U.S. or foreign currency, provided that such
account(s) (hereinafter collectively referred to as "demand deposit bank accounts")
shall be in the name of the Custodian or a nominee of the Custodian for the account of the Fund or for the account of the Custodian's customers generally
 and
shall be subject only to the Custodian's draft or order; provided that any such demand deposit bank account shall contain only assets held by the Custodian as
 a
fiduciary or custodian for the Fund and/or other customers and that the records of
the Custodian shall indicate at all times the Fund and/or other customers for which
such funds are held in such account and the respective interests therein.  Such demand deposit accounts may be opened with Banking Institutions in the United
States and in other countries and may be denominated in either U. S. Dollars or other currencies as the Fund may determine.  The records for each such account will be maintained by the Custodian but the deposits in any such account shall not
constitute a deposit liability of the Custodian.  All such deposits, including with
Subcustodians, shall be deemed to be portfolio securities of the Fund and accordingly the responsibility of the Custodian therefor shall be the same as and no
greater than the Custodian's responsibility in respect of other portfolio securities of
the Fund.  The authorization by the Fund to appoint a Subcustodian as such shall
also constitute a proper instruction to open a demand deposit bank account subject
to the provisions of this paragraph with such Subcustodian.
	2.13 Interest Bearing Call or Time Deposits - To place interest bearing fixed term and call deposits with such banks and in such amounts as the Fund may
authorize pursuant to proper instructions.  Such deposits may be placed with the
Custodian or with Subcustodians or other Banking Institutions as the Fund may determine, in the name of the Custodian or a nominee of the Custodian for the account of the Fund or the account of the Custodian's customers generally and subject only to the Custodian's draft or order; provided that any such deposit shall
be held in an account containing only assets held by the Custodian as a fiduciary or
custodian for the Fund and/or other customers and that the records of the
Custodian shall indicate at all times the Fund and/or other customers for which such funds are held in such account and the respective interests therein.
 Deposits
may be denominated in U. S. Dollars or other currencies and need not be evidenced by the issuance or delivery of a certificate to the Custodian, provided
that the Custodian shall include in its records with respect to the assets of the Fund
appropriate notation as to the amount and currency of each such deposit, the accepting Banking Institution and other appropriate details, and shall retain such
forms of advice or receipt evidencing the deposit, if any, as may be forwarded to
the Custodian by the Banking Institution.  Funds, other than those accepted on the
Custodian's books as a deposit, but including those placed with Subcustodians, shall be deemed portfolio securities of the Fund and the responsibilities of the
Custodian therefor shall be the same as those for demand deposit bank accounts placed with other banks, as described in the second paragraph of Section 2.12 of
this Agreement.  The responsibility of the Custodian for funds accepted on the
Custodian's books as a deposit shall be that of a U. S. bank for a similar deposit.
	2.14  Futures Contracts - Upon receipt of proper instructions or upon receipt of instructions given pursuant to any agreement relating to a futures contract or an option thereon or as otherwise provided in any such agreement, to
(i) receive and retain, to the extent provided to the Custodian, confirmations
or
other documents evidencing the purchase or sale of a futures contract or an option
on a futures contract by the Fund; (ii) deposit and maintain in a segregated account, either physically or by book-entry in a Securities System or Foreign
Depository, for the benefit of any futures commission merchant, or pay to such futures commission merchant, securities, cash or other assets designated by the
Fund as initial, maintenance or variation "margin" deposits intended to secure the
Fund's performance of its obligations under any futures contract purchased or sold
or any option on a futures contract written, purchased or sold by the Fund, in accordance with the provisions of any agreement relating thereto or the rules of
the Commodity Futures Trading Commission and/or any contract market or any similar organization on which such contract or option is traded; and (iii) pay, release and/or transfer securities, cash or other assets into or out of such margin
accounts only in accordance with any such agreement or rules.  The Custodian shall not be responsible for the sufficiency of assets held in any segregated account
established in compliance with applicable margin maintenance requirements or the
performance of the other terms of any agreement relating to a futures contract
 or
an option thereon.
	2.15  Foreign Exchange Transactions - Pursuant to proper instructions, to settle foreign exchange contracts or options to purchase and sell foreign currencies
for spot and future delivery on behalf and for the account of the Fund with such
currency brokers or Banking Institutions, including Subcustodians, as the Fund may direct pursuant to proper instructions.  The Custodian shall be responsible for
the transmission of cash and instructions to and from the currency broker or
Banking Institution with which the contract or option is made, the safekeeping of
all certificates and other documents and agreements evidencing or relating to such
foreign exchange transactions as the Custodian may receive and the maintenance of proper records as set forth in Section 5.1.  In connection with such transactions,
the Custodian is authorized to make free outgoing payments of cash in the form of
U. S. Dollars or foreign currency without receiving confirmation of a foreign exchange contract or option or confirmation that the countervalue currency completing the foreign exchange contract has been delivered or received or that
the option has been delivered or received.  The Fund accepts full responsibility for
its use of third-party foreign exchange dealers and for execution of said foreign
exchange contracts and options and understands that the Fund shall be responsible
for any and all costs and interest charges which may be incurred by the Fund or the
Custodian as a result of the failure or delay of third parties to deliver foreign
exchange.
	Alternatively, such transactions may be undertaken by the Custodian as principal, if instructed by the Fund.
	Foreign exchange contracts and options, other than those executed with the Custodian as principal, but including those executed with Subcustodians, shall
be deemed to be portfolio securities of the Fund and the responsibility of the
Custodian therefor shall be the same as and no greater than the Custodian's responsibility in respect of other portfolio securities of the Fund.  The responsibility of the Custodian with respect to foreign exchange contracts and options executed with the Custodian as principal shall be that of a U. S.
bank with
respect to a similar contract or option.
	2.16  Stock Loans - Upon receipt of proper instructions, to deliver securities of the Fund, in connection with loans of securities by the Fund, to the
borrower thereof prior to receipt of the collateral, if any, for such borrowing,
provided that for stock loans secured by cash collateral the Custodian's instructions
to any Securities System holding such securities require that the Securities
System
may deliver the securities to the borrower thereof only upon receipt of the collateral for such borrowing.
	2.17  Collections - (i) To collect and receive all income, payments of principal and other payments with respect to the securities held hereunder, and in
connection therewith to deliver the certificates or other instruments representing
the securities to the issuer thereof or its agent when securities are called, redeemed, retired or otherwise become payable; provided, that the payment is to be made in such form and manner and at such time, which may be after delivery by
the Custodian of the instrument representing the security, as is in accordance with
the terms of the instrument representing the security, or such proper instructions as
the Custodian may receive, or governmental regulations, the rules of Securities
Systems, Foreign Depositories or other U.S. or foreign securities depositories
 and
clearing agencies or, with respect to securities referred to in clause (iii) of the last
sentence of Section 2.4, in accordance with generally accepted trade practice;
 (ii)
to execute ownership and other certificates and affidavits for all federal and state
tax purposes in connection with receipt of income, principal or other payments with respect to securities of the Fund or in connection with transfer of securities;
and (iii) pursuant to proper instructions to take such other actions with respect to
collection or receipt of funds or transfer of securities which involve an investment
decision.
	2.18  Dividends, Distributions and Redemptions - Upon receipt of proper instructions from the Fund, or upon receipt of instructions from the Fund's shareholder servicing agent or agent with comparable duties (the "Shareholder
Servicing Agent") (given by such person or persons and in such manner on behalf of the Shareholder Servicing Agent as the Fund shall have authorized), the
Custodian shall release funds or securities to the Shareholder Servicing
 Agent or
otherwise apply funds or securities, insofar as available, for the payment of dividends or other distributions to Fund shareholders.  Upon receipt of proper instructions from the Fund, or upon receipt of instructions from the
 Shareholder
Servicing Agent (given by such person or persons and in such manner on behalf of
the Shareholder Servicing Agent as the Fund shall have authorized), the
Custodian
shall release funds or securities, insofar as available, to the Shareholder
 Servicing
Agent or as such Agent shall otherwise instruct for payment to Fund shareholders
who have delivered to such Agent a request for repurchase or redemption of their
shares of the Fund.
	2.19  Proxies, Notices, Etc. - Promptly to deliver or mail to the Fund all forms of proxies and all notices of meetings and any other notices or announcements affecting or relating to securities owned by the Fund that are received by the Custodian, and upon receipt of proper instructions, to execute and
deliver or cause its nominee to execute and deliver such proxies or other authorizations as may be required. Neither the Custodian nor its nominee shall vote
upon any of such securities or execute any proxy to vote thereon or give any consent or take any other action with respect thereto (except as otherwise herein
provided) unless ordered to do so by proper instructions.
	2.20  Nondiscretionary Details - Without the necessity of express authorization from the Fund, (1) to attend to all nondiscretionary details in connection with the sale, exchange, substitution, purchase, transfer or other dealings with securities, funds or other property of the Fund held by the
Custodian
except as otherwise directed from time to time by the Directors or Trustees of the
Fund, and (2) to make payments to itself or others for minor expenses of handling
securities or other similar items relating to the Custodian's duties under this
Agreement, provided that' all such payments shall be accounted for to the Fund.
	2.21  Bills - Upon receipt of proper instructions, to pay or cause to be paid, insofar as funds are available for the purpose, bills, statements and other obligations of the Fund (including but not limited to interest charges, taxes, management fees, compensation to Fund officers and employees, and other operating expenses of the Fund).
	2.22  Deposit of Fund Assets in Securities Systems - The Custodian may
deposit and/or maintain securities owned by the Fund in (i) The Depository
 Trust
Company, (ii) the Participants Trust Company, (iii) any book-entry system as provided in Subpart 0 of Treasury Circular No. 300, 31 CFR 306, Subpart B of 31
CFR Part 350, or the book-entry regulations of federal agencies substantially in the
form of Subpart 0, or (iv) any other domestic clearing agency registered with the
Securities and Exchange Commission under Section 17A of the Securities
Exchange Act of 1934 which acts as a securities depository and whose use the
Fund has previously approved in writing (each of the foregoing being referred to in
this Agreement as a "Securities System").  Utilization of a Securities System
 shall
be in accordance with applicable Federal Reserve Board and Securities and
Exchange Commission rules and regulations, if any, and subject to the following provisions:
	1)  The Custodian may deposit and/or maintain Fund securities, either directly or through one or more Agents appointed by the Custodian (provided that
any such agent shall be qualified to act as a custodian of the Fund pursuant to the
Investment Company Act of 1940 and the rules and regulations thereunder), in a
Securities System provided that such securities are represented in an account
("Account") of the Custodian or such Agent in the Securities System which shall not include any assets of the Custodian or Agent other than assets held as a fiduciary, custodian, or otherwise for customers;
	2)  The records of the Custodian with respect to securities of the Fund which are maintained in a Securities System shall identify by book-entry those securities belonging to the Fund;
	3)  The Custodian shall pay for securities purchased for the account of the
Fund upon (i) receipt of advice from the Securities System that such securities have been transferred to the Account, and (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of
the Fund.  The Custodian shall transfer securities sold for the account of the Fund
upon (i) receipt of advice from the Securities System that payment for such securities has been transferred to the Account, and (ii) the making of an entry on
the records of the Custodian to reflect such transfer and payment for the account
of the Fund.  Copies of all advices from the Securities System of transfers of securities for the account of the Fund shall identify the Fund, be maintained for the
Fund by the Custodian or an Agent as referred to above, and be provided to the
Fund at its request.  The Custodian shall furnish the Fund confirmation of each transfer to or from the account of the Fund in the form of a written advice or notice and shall furnish to the Fund copies of daily transaction sheets reflecting
each day's transactions in the Securities System for the account of the Fund on the
next business day;
	4)  The Custodian shall provide the Fund with any report obtained by the
Custodian or any Agent as referred to above on the Securities System's accounting
system, internal accounting control and procedures for safeguarding securities deposited in the Securities System; and the Custodian and such Agents shall send
to the Fund such reports on their own systems of internal accounting control as the
Fund may reasonably request from time to time.
	5)  At the written request of the Fund, the Custodian will terminate the use of any such Securities System on behalf of the Fund as promptly as practicable.
	2.23  Other Transfers - To deliver securities, funds and other property of the Fund to a Subcustodian or another custodian as necessary to effect transactions authorized by proper instructions and upon receipt of proper instructions, to deliver securities, funds and other property of the Fund to a
Subcustodian or another custodian of the Fund; and, upon receipt of proper instructions, to make such other disposition of securities, funds or other property
of the Fund in a manner other than or for purposes other than as enumerated elsewhere in this Agreement, provided that the instructions relating to such disposition shall state the amount of securities to be delivered and the name of the
person or persons to whom delivery is to be made.
	2.24  Investment Limitations - In performing its duties generally, and more particularly in connection with the purchase, sale and exchange of securities made
by or for the Fund, the Custodian may assume unless and until notified in writing
to the contrary that proper instructions received by it are not in conflict with or in
any way contrary to any provisions of the Fund's Declaration of Trust or
Certificate of Incorporation or By-Laws (or comparable documents) or votes or proceedings of the shareholders or Trustees or Directors of the Fund.  The
Custodian shall in no event be liable to the Fund and shall be indemnified by the
Fund for any violation which occurs in the course of carrying out instructions given by the Fund of any investment limitations to which the Fund is subject or other limitations with respect to the Fund's powers to make expenditures, encumber securities, borrow or take similar actions affecting the Fund.
	2.25  Custodian Advances - In the event that the Custodian is directed by proper instructions to make any payment or transfer of funds on behalf of the
 Fund
for which there would be, at the close of business on the date of such payment
 or
transfer, insufficient funds held by the Custodian on behalf of the Fund, the
Custodian may, in its discretion without further proper instructions, provide an
advance ("Advance") to the Fund in an amount sufficient to allow the completion of the transaction by reason of which such payment or transfer of funds is to be
made.  In addition, in the event the Custodian is directed by proper instructions to
make any payment or transfer of funds on behalf of the Fund as to which it is subsequently determined that the Fund has overdrawn its cash account with the
Custodian as of the close of business on the date of such payment or transfer, said
overdraft shall constitute an Advance.  Any Advance shall be payable on demand by Custodian, unless otherwise agreed by the Fund and the Custodian, and shall accrue interest from the date of the Advance to the date of payment by the
 Fund at
a rate agreed upon from time to time by the Custodian and the Fund.  It is understood that any transaction in respect of which the Custodian shall have made
an Advance, including but not limited to a foreign exchange contract or transaction
in respect of which the Custodian is not acting as a principal, is for the account of
and at the risk of the Fund, and not, by reason of such Advance, deemed to be a transaction undertaken by the Custodian for its own account and risk.  The
Custodian and the Fund acknowledge that the purpose of Advances is to finance temporarily the purchase or sale of securities for prompt delivery in accordance
with the settlement terms of such transactions or to meet emergency expenses not
reasonably foreseeable by the Fund.
	2.26  Restricted Securities. - In the case of a "restricted security", the
 Fund
shall have the responsibility to provide to or obtain for the Custodian, the issuer of
the security or other appropriate third party any necessary documentation, including without limitation, legal opinions or consents, and to take any necessary
actions required in connection with the registration of restricted securities in the
manner provided in Section 2.3 upon acquisition thereof by the Fund or required in
connection with any sale or other disposition thereof by the Fund.  Upon acquisition and until so registered, the Custodian shall have no duty to service such
restricted securities, including without limitation, the receipt and collection of cash
and stock dividends, rights and other items of like nature, nor shall the
 Custodian
have responsibility for the inability of the Fund to exercise in a timely manner any
right in respect of any restricted security or to take any action in a timely manner in
respect of any other type of corporate action relating to a restricted security.
Similarly, the Custodian shall not have responsibility for the inability of the Fund to
sell or otherwise transfer in a timely manner any restricted security in the absence
of any such documentation or action to be provided, obtained or taken by the
Fund.  At such time as the Custodian shall receive any restricted security, regardless of when it shall be registered as aforesaid, the Fund shall also deliver to
the Custodian a term sheet summarizing those rights, restrictions or other matters
of which the Custodian should have knowledge, such as exercise periods, expiration dates and payment dates, in order to assist the Custodian in servicing
such securities.  As used herein, the term "restricted security" shall mean a security
which is subject to restrictions on transfer, whether by reason of contractual restrictions or federal, state or foreign securities or similar laws, or a security
which has special rights or contractual features which do not apply to publicly-
traded shares of, or comparable interests representing, such security.
	2.27  Proper Instructions - Proper instructions shall mean a tested telex from the Fund or a written request, direction, instruction or certification signed or
initialed on behalf of the Fund by one or more person or persons as the Board of
Trustees or Directors of the Fund shall have from time to time authorized, provided, however, that no such instructions directing the delivery of securities or
the payment of funds to an authorized signatory of the Fund shall be signed by such person.  Those persons authorized to give proper instructions may be identified by the Board of Trustees or Directors by name, title or position and will
include at least one officer empowered by the Board to name other individuals who
are authorized to give proper instructions on behalf of the Fund.  Telephonic
 or
other oral instructions or instructions given by facsimile transmission may be given
by any one of the above persons and will be considered proper instructions if the
Custodian reasonably believes them to have been given by a person authorized to give such instructions with respect to the transaction involved.  Oral instructions
will be confirmed by tested telex or in writing in the manner set forth above but the
lack of such confirmation shall in no way affect any action taken by the
 Custodian
in reliance upon such oral instructions.  The Fund authorizes the Custodian to tape
record any and all telephonic or other oral instructions given to the Custodian by
or on behalf of the Fund (including any of its officers, Directors, Trustees, employees or agents or any investment manager or adviser or person or entity with
similar responsibilities which is authorized to give proper instructions on behalf of
the Fund to the Custodian).  Proper instructions may relate to specific transactions
or to types or classes of transactions, and may be in the form of standing instructions.
	Proper instructions may include communications effected directly between electro-mechanical or electronic devices or systems, in addition to tested telex,
provided that the Fund and the Custodian agree to the use of such device or system.
	2.28  Segregated Account - The Custodian shall upon receipt of proper instructions establish and maintain on its books a segregated account or accounts
for and on behalf of the Fund, into which account or accounts may be transferred
cash and/or securities of the Fund, including securities maintained by the
Custodian
pursuant to Section 2.22 hereof, (i) in accordance with the provisions of any agreement among the Fund, the Custodian and a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of
Securities Dealers, Inc. (or any futures commission merchant registered under the
Commodity Exchange Act) relating to compliance with the rules of the Options
Clearing Corporation and of any registered national securities exchange (or the
Commodity Futures Trading Commission or any registered contract market), or any similar organization or organizations, regarding escrow or other arrangements
in connection with transactions by the Fund, (ii) for purposes of segregating cash
or securities in connection with options purchased, sold or written by the
 Fund or
commodity futures contracts or options thereon purchased or sold by the Fund,
(iii) for the purposes of compliance by the Fund with the procedures required by
Investment Company Act Release No. 10666, or any subsequent release or releases of the Securities and Exchange Commission relating to the maintenance of
segregated accounts by registered investment companies, and (iv) as mutually agreed from time to time between the Fund and the Custodian.
	3.  Powers and Duties of the Custodian with Respect to the Appointment of Subcustodians:  The Fund hereby authorizes and instructs the Custodian to hold
securities, funds and other property of the Fund which are maintained outside the
United States at subcustodians appointed pursuant to the provisions of this
Section
3 (a "Subcustodian").  The Fund shall approve in writing (1) the appointment of each Subcustodian and the subcustodian agreement to be entered into between such Subcustodian and the Custodian, and (2) if the Subcustodian is organized under the laws of a country other than the United States, the country or countries
in which the Subcustodian is authorized to hold securities, cash and other property
of the Fund.  The Fund hereby further authorizes and instructs the Custodian
and
any Subcustodian to utilize such securities depositories located outside the
 United
States which are approved in writing by the Fund to hold securities, cash and other
property of the Fund (a "Foreign Depository") . Upon such approval by the Fund, the Custodian is authorized on behalf of the Fund to notify each Subcustodian of
its appointment as such.
	Those Subcustodians, and the countries where and the Foreign
Depositories through which they or the Custodian may hold securities, cash and other property of the Fund which the Fund has approved to date are set forth on
Appendix A hereto.  Such Appendix shall be amended from time to time as
Subcustodians, and/or countries and/or Foreign Depositories are changed, added or deleted.  The Fund shall be responsible for informing the Custodian sufficiently
in advance of a proposed investment which is to be held in a country not listed on
Appendix A, in order that there shall be sufficient time for the Fund to give the
approval required by the preceding paragraph and for the Custodian to put the appropriate arrangements in place with such Subcustodian, including negotiation of a subcustodian agreement and submission of such subcustodian agreement to the Fund for approval.
	Notwithstanding the provisions of the foregoing two paragraphs, approval by the Fund of a change in a Subcustodian shall be assumed if the Custodian shall
advise the Fund in writing of a change in a Subcustodian (the "original
Subcustodian") in a particular country where (i) the new Subcustodian has the same ultimate parent as the original Subcustodian or is a subsidiary or parent of the
original Subcustodian, or (ii) the original Subcustodian shall cease to provide custodial services and the Custodian is accordingly required to select a successor
Subcustodian, unless within fifteen days of notification by the Custodian of the
identity of the new Subcustodian and submission to the Fund of the subcustodian agreement between the Custodian and the new Subcustodian, the Fund shall in writing advise the Custodian that the Fund does not approve the appointment of such new Subcustodian.
	If the Fund shall have invested in a security to be held in a country before the foregoing procedures have been completed, such security shall be held by such
agent as the Custodian may appoint.  In any event, the Custodian shall be liable to
the Fund for the actions of such agent if and only to the extent the
 Custodian shall
have recovered from such agent for any damages caused the Fund by such agent.
At the request of the Fund, Custodian agrees to remove any securities held on behalf of the Fund by such agent, if practical, to an approved Subcustodian.
 Under
such circumstances the Custodian will collect income and respond to corporate actions on a best efforts basis.
	With respect to securities and funds held by a Subcustodian, either directly or indirectly (including by a Foreign Depository or foreign clearing agency)
 or by a
Foreign Depository or foreign clearing agency utilized by the Custodian, notwithstanding any provision of this Agreement to the contrary, payment for securities purchased and delivery of securities sold may be made prior to receipt of
the securities or payment, respectively, and securities or payment may be received
in a form, in accordance with (A) governmental regulations, (B) rules of
 Foreign
Depositories or foreign clearing agencies, (C) generally accepted trade practice in
the applicable local market, (D) the terms of the instrument representing the security, or (E) proper instructions.
	With respect to the securities and funds held by a Subcustodian, either directly or indirectly (including by a Foreign Depository or a foreign clearing agency), including demand and interest bearing deposits, currencies or other deposits and foreign exchange contracts as referred to in Sections 2.12, 2.13,
2.14
and 2.15, the Custodian shall be liable to the Fund if and only to the extent that
such Subcustodian is liable to the Custodian and the Custodian recovers under the
applicable subcustodian agreement.  The Custodian shall nevertheless be liable to
the Fund for its own negligence in transmitting to any such Subcustodian any instructions received by it from the Fund and for its own negligence in connection
with the delivery of any securities or funds held by it to any such
Subcustodian.
	In the event that any Subcustodian appointed pursuant to the provisions of this Section 3 fails to perform any of its obligations under the terms and conditions
of the applicable subcustodian agreement, the Custodian shall use its best efforts to
cause such Subcustodian to perform such obligations.  In the event that the
Custodian is unable to cause such Subcustodian to perform fully its obligations thereunder, the Custodian shall forthwith upon the Fund's request terminate such
Subcustodian in accordance with the termination provisions under the applicable subcustodian agreement and, if necessary or desirable, appoint another subcustodian in accordance with the provisions of this Section 3.  At the election
of the Fund, it shall have the right to enforce, to the extent permitted by the subcustodian agreement and applicable law, the Custodian's rights against any such
Subcustodian for loss or damage caused the Fund by such Subcustodian.
	The Custodian will not amend any subcustodian agreement or agree to change or permit any changes thereunder except upon the prior written approval of
the Fund.
	The Custodian may, at any time in its discretion upon notification to the
Fund, terminate any Subcustodian of the Fund in accordance with the termination provisions under the applicable Subcustodian Agreement, and at the written request of the Fund, the Custodian will terminate any Subcustodian in accordance
with the termination provisions under the applicable Subcustodian Agreement.
	If necessary or desirable, the Custodian may appoint another subcustodian to replace a Subcustodian terminated pursuant to the foregoing provisions of this
Section 3, such appointment to be made upon approval of the successor subcustodian by the Fund's Board of Directors or Trustees in accordance with the
provisions of this Section 3.
	In the event the Custodian receives a claim from a Subcustodian under the indemnification provisions of any subcustodian agreement, the Custodian shall promptly give written notice to the Fund of such claim.  No more than thirty days
after written notice to the Fund of the Custodian's intention to make such payment,
the Fund will reimburse the Custodian the amount of such payment except in respect of any negligence or misconduct of the Custodian.
	4.  Assistance by the Custodian as to Certain Matters:  The Custodian may
assist generally in the preparation of reports to Fund shareholders and others, audits of accounts, and other ministerial matters of like nature.
	5.  Powers and Duties of the Custodian with Respect to its Role as
Recordkeeping Agent:  The Custodian shall have and perform the following duties with respect to recordkeeping:
	5.1  Records - To create, maintain and retain such records relating to its activities and obligations under this Agreement as are required under the
Investment Company Act of 1940 and the rules and regulations thereunder
(including Section 31 thereof and Rules 31a-1 and 31a-2 thereunder) and under applicable Federal and State tax laws.  All such records will be the property of the
Fund and in the event of termination of this Agreement shall be delivered to the
successor custodian.
	5.2  Accounts - To keep books of account and render statements, including interim monthly and complete quarterly financial statements, or copies thereof, from time to time as reasonably requested by proper instructions.
	5.3  Access to Records - The books and records maintained by the
Custodian pursuant to Sections 5.1 and 5.2 shall at all times during the
 Custodian's
regular business hours be open to inspection and audit by officers of, attorneys for
and auditors employed by the Fund and by employees and agents of the Securities and Exchange Commission, provided that all such individuals shall observe all security requirements of the Custodian applicable to its own employees having access to similar records within the Custodian and such regulations as may be reasonably imposed by the Custodian.
	6.  Standard of Care and Related Matters:
	6.1  Liability of the Custodian with Respect to Proper Instructions:
Evidence of Authority. Etc.  The Custodian shall not be liable for any action taken or omitted in reliance upon proper instructions believed by it to be genuine or upon
any other written notice, request, direction, instruction, certificate or other instrument believed by it to be genuine and signed by the proper party or parties.
	The Secretary or Assistant Secretary of the Fund shall certify to the
Custodian the names, signatures and scope of authority of all persons authorized to
give proper instructions or any other such notice, request, direction, instruction,
certificate or instrument on behalf of the Fund, the names and signatures of the
officers of the Fund, the name and address of the Shareholder Servicing Agent, and any resolutions, votes, instructions or directions of the Fund's Board of
Directors or Trustees or shareholders. Such certificate may be accepted and relied
upon by the Custodian as conclusive evidence of the facts set forth therein and may
be considered in full force and effect until receipt of a similar certificate to the
contrary.
	So long as and to the extent that it is in the exercise of reasonable care, the
Custodian shall not be responsible for the title, validity or genuineness of any
property or evidence of title thereto received by it or delivered by it pursuant to
this Agreement.
	The Custodian shall be entitled, at the expense of the Fund, to receive and act upon advice of (i) counsel regularly retained by the Custodian in respect of
custodian matters, (ii) counsel for the Fund, or (iii) such other counsel as the Fund
and the Custodian may agree upon, with respect to all matters, and the
Custodian
shall be without liability for any action reasonably taken or omitted pursuant to
such advice.
	6.2  Liability of the Custodian with Respect to Use of Securities Systems and Foreign Depositories - With respect to the portfolio securities, cash and other
property of the Fund held by a Securities System or by a Foreign Depository utilized by the Custodian or any Subcustodian, the Custodian shall be liable to the
Fund only for any loss or damage to the Fund resulting from use of the
 Securities
System or Foreign Depository if caused by any negligence, misfeasance or misconduct of the Custodian or any of its Agents (as said term is defined in
Section 6.6) or of any of its or its Agents' employees or from any failure of the
Custodian or any such Agent to enforce effectively such rights as it may have against the Securities System or Foreign Depository. At the election of the
Fund, it
shall be entitled to be subrogated to the rights of the Custodian with respect to any
claim against the Securities System, Foreign Depository or any other person which
the Custodian may have as a consequence of any such loss or damage to the Fund if and to the extent that the Fund has not been made whole for any such loss or damage.
	6.3  Standard of Care: Liability: Indemnification - The Custodian shall be held only to the exercise of reasonable care and diligence in carrying out the provisions of this Agreement, provided that the Custodian shall not thereby be require to take any action which is in contravention of any applicable law, rule or
regulation or any order or judgment of any court of competent jurisdiction.
	The Fund agrees to indemnify and hold harmless the Custodian and its nominees from all claims and liabilities (including counsel fees) incurred or assessed against it or its nominees in connection with the performance of this
Agreement, except such as may arise from its or its nominee's breach of the relevant standard of conduct set forth in this Agreement.  Without limiting the foregoing indemnification obligation of the Fund, the Fund agrees to indemnify the
Custodian and any nominee in whose name portfolio securities or other property of
the Fund is registered against any liability the Custodian or such nominee may incur by reason of taxes assessed to the Custodian or such nominee or other costs,
liability or expense incurred by the Custodian or such nominee resulting directly or
indirectly from the fact that portfolio securities or other property of the
 Fund is
registered in the name of the Custodian or such nominee.
	In no event shall the Custodian incur liability under this Agreement if the
Custodian or any Subcustodian, Securities System, Foreign Depository, Banking
Institution or any agent or entity utilized by any of them is prevented, forbidden or
delayed from performing, or omits to perform, any act or thing which this
Agreement provides shall be performed or omitted to be performed, by reason of
(i) any Sovereign Risk or (ii) any provision of any present or future law or regulation or order of the United States of America or any state thereof, or of any
foreign country or political subdivision thereof, or of any securities depository or
clearing agency which operates a central system for handling of securities or equivalent book-entries in a country or which operates a transnational system for
the central handling of securities or equivalent book-entries, or (iii) any provision
of any order or judgment of any court of competent jurisdiction.  A "Sovereign
Risk" shall mean nationalization, expropriation, devaluation, revaluation, confiscation, seizure, cancellation, destruction or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, taxes, levies or other charges affecting the Fund's
property; or acts of war, terrorism, insurrection or revolution; or any other act or
event beyond the Custodian's control.
	6.4  Reimbursement of Disbursements. Etc. - The Custodian shall be entitled to receive reimbursement from the Fund on demand, in the manner provided in Section 7, for its cash disbursements, expenses and charges
(including
the fees and expenses of any Subcustodian or any Agent) in connection with this
Agreement, but excluding salaries and usual overhead expenses.
	6.5  Security for Obligations to Custodian - If the Custodian or any
nominee thereof shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this
Agreement (collectively a "Liability"), except such as may arise from its or such
nominee's breach of the relevant standard of conduct set forth in this
 Agreement,
or if the Custodian shall make any Advance to the Fund, then in such event any property at any time held for the account of the Fund by the Custodian or a
Subcustodian shall be security for such Liability or for such Advance and the interest thereon, and if the Fund shall fail to pay such Advance or interest when
due or shall fail to reimburse or indemnify the Custodian promptly in respect of
 a
Liability, the Custodian shall be entitled to utilize available cash and to dispose of
the Fund's property, including securities, to the extent necessary to obtain repayment, reimbursement or indemnification.
	6.6  Appointment of Agents - The Custodian may at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company as its agent (an "Agent") to carry out such of the provisions of this Agreement as
the Custodian may from time to time direct, provided, however, that the appointment of such Agent (other than an Agent appointed pursuant to the third paragraph of Section 3) shall not relieve the Custodian of any of its responsibilities
under this Agreement.
	6.7  Powers of Attorney - Upon request, the Fund shall deliver to the
Custodian such proxies, powers of attorney or other instruments as may be reasonable and necessary or desirable in connection with the performance by the
Custodian or any Subcustodian of their respective obligations under this
Agreement or any applicable subcustodian agreement.
	7.  Compensation of the Custodian:  The Fund shall pay the Custodian a custody fee based on such fee schedule as may from time to time be agreed upon in
writing by the Custodian and the Fund.  Such fee, together with all amounts for which the Custodian is to be reimbursed in accordance with Section 6.4, shall be
billed to the Fund and be paid in cash to the Custodian.
	8.  Termination: Successor Custodian:  This Agreement shall continue in full force and effect until terminated by either party by an instrument in writing
delivered or mailed, postage prepaid, to the other party, such termination to take
effect not sooner than sixty (60) days after the date of such delivery or mailing.  In
the event of termination the Custodian shall be entitled to receive prior to delivery
of the securities, funds and other property held by it all accrued fees and unreimbursed expenses the payment of which is contemplated by Sections 6.4 and
7, and all Advances and Liabilities, upon receipt by the Fund of a statement setting
forth such fees, expenses, Advances and Liabilities.
	In the event of the appointment of a successor custodian, it is agreed that the funds and securities owned by the Fund and held by the Custodian or any
Subcustodian shall be delivered to the successor custodian, and the Custodian agrees to cooperate with the Fund in execution of documents and performance of other actions necessary or desirable in order to substitute the successor custodian
for the Custodian under this Agreement.
	9.  Amendment:  This Agreement constitutes the entire understanding and agreement of the parties hereto with respect to the subject matter hereof.  No provision of this Agreement may be amended or terminated except by a statement in writing signed by the party against which enforcement of the amendment or termination is sought.
	In connection with the operation of this Agreement, the Custodian and the
Fund may agree in writing from time to time on such provisions interpretative of or
in addition to the provisions of this Agreement as may in their joint opinion be
consistent with the general tenor of this Agreement.  No interpretative or additional provisions made as provided in the preceding sentence shall be deemed
to be an amendment of this Agreement.
	The section headings in this Agreement are for the convenience of the parties and in no way alter, amend, limit or restrict the contractual obligations of
the parties set forth in this Agreement.
	10.  Governing Law:  This Agreement is executed and delivered in the
Commonwealth of Massachusetts and shall be governed by and construed according to the laws of said Commonwealth.
	11  Notices:  Notices and other writings delivered or mailed postage prepaid to the Fund addressed to the Fund at or to such other address as the
 Fund
may have designated to the Custodian in writing, or to the Custodian at 40
 Water
Street, Boston, Massachusetts 02109, Attention: Manager, Securities Department,
or to such other address as the Custodian may have designated to the Fund in writing, shall be deemed to have been properly delivered or given hereunder to the
respective addressee.
	12.  Binding Effect:  This Agreement shall be binding on and shall inure to the benefit of the Fund and the Custodian and their respective successors and assigns, provided that neither party hereto may assign this Agreement or any of its
rights or obligations hereunder without the prior written consent of the other party.
	13.  Counterparts:  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.  This Agreement shall become effective when one or more counterparts have been signed and delivered by each of the parties.

	IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in its name and behalf on the day and year first above written.



PANORAMA TRUST		BROWN BROTHERS HARRIMAN & CO.



By  ______________________________________	per/pro
__________________________________



ARGENTINA	CITIBANK, N.A., BUENOS AIRES	Caja de Valores
	 Citibank, N.A., New York Agt. 7/16/81
	 New York Agreement Amendment 8/31/90


AUSTRALIA	NATIONAL AUSTRALIA BANK LTD., MELBOURNE	Austraclear Ltd.
	 National Australia Bank Agt. 5/1/85	Reserve Bank of Australia
	 Agreement Amendment 2/13/92
	 Omnibus Amendment 11/22/93


AUSTRIA	CREDITANSTALT BANKVEREIN	OEKB
	 Creditanstalt Bankverein Agreement 12/18/89
	 Omnibus Amendment 1/17/94


BANGLADESH	STANDARD CHARTERED BANK ,DHAKA	None
	 Standard Chartered Bank Agreement 2/18/92


BELGIUM	BANQUE BRUXELLES LAMBERT	CIK
	 Banque Bruxelles Lambert Agt. 11/15/90	Banque Nationale de Belgique
	 Omnibus Amendment 3/1/94


BRAZIL	THE FIRST NATIONAL BANK OF BOSTON, SAO PAULO	BOVESPA
	 The First National Bank of Boston Agreement 1/5/88	CLC
	 Omnibus Amendment 2/22/94


CANADA	CANADIAN IMPERIAL BANK OF COMMERCE	CDS
	 Canadian Imperial Bank of Commerce Agreement 9/9/88
	 Omnibus Amendment 12/1/93


CHILE	CITIBANK, N.A., SANTIAGO	None
	 Citibank, N.A., New York Agreement 7/16/81
	 New York Agreement Amendment 8/31/90


CHINA	STANDARD CHARTERED BANK, SHANGHAI	SSCCRC
	 Standard Chartered Bank Agreement 2/18/92


CHINA	STANDARD CHARTERED BANK, SHENZHEN	SSRC / SSCC
	 Standard Chartered Bank Agreement 2/18/92




COLOMBIA	CITITRUST COLOMBIA, S.A. SOCIEDAD FIDUCIARIA for	None
	CITIBANK, N.A.
	 Citibank N.A., New York Agreement 7/16/81
	 New York Agreement Amendment 8/31/90
	 Citibank N.A. Subsidiary Amendment 8/7/92
	 Citibank. N.A./Cititrust Colombia Agreement 12/2/91


CZECH REPUBLIC	CESKOSLOVENSKA OBCHODNI BANKA, A.S., PRAGUE
	SCP
	 Ceskoslovenska Obchodni Banka Agreement 2/28/94	Czech National Bank


FRANCE	BANQUE INDOSUEZ	SICOVAM
	 Banque Indosuez Agreement 7/19/90	Banque de France
	 Omnibus Amendment 3/10/94


GHANA	BARCLAYS BANK OF GHANA LIMITED for	None
	BARCLAYS BANK PLC
	 Barclays Bank Agreement 10/5/94


GREECE	CITIBANK, N.A., ATHENS	Apothetirion Titlon A.E.
	 Citibank, N.A., New York Agreement 7/16/81
	 New York Agreement Amendment 8/31/90


HONG KONG	HONGKONG & SHANGHAI BANKING CORP., HONG KONG	HKSCC
	 Hongkong & Shanghai Banking Corp. Agt. 4/19/91
	 Omnibus Supplement 12/29/93


HUNGARY	CITIBANK BUDAPEST RT. for CITIBANK, N.A.	KELER Ltd.
	 Citibank, N.A., New York Agreement 7/16/81
	 New York Agreement Amendment 8/31/90
	 Citibank, N.A. Subsidiary Amendment 8/7/92
	 Citibank N.A./Citibank Budapest Agreement 1/24/92


INDIA	CITIBANK, N.A., BOMBAY	None
	 Citibank N.A., New York Agreement 7/16/81
	 New York Agreement Amendment 8/31/90
	 Citibank, Bombay Amendment 11/17/93




INDONESIA	CITIBANK, N.A., JAKARTA	None
	 Citibank, N.A., New York Agreement 7/16/81
	 New York Agreement Amendment 8/31/90


IRELAND	ALLIED IRISH BANKS PLC	Gilt Settlement Office
	 Allied Irish Banks Agreement 1/10/89
	 Omnibus Amendment 4/8/94


ISRAEL	BANK HAPOALIM B.M.	TASE Clearinghouse Ltd.
	 Bank Hapoalim Agreement 8/27/92


ITALY	BANCA COMMERCIALE ITALIANA	Monte Titoli
	 Banca Commerciale Italiana Agreement 5/8/89	Banca D'Italia
	 Agreement Amendment 10/8/93
	 Omnibus Amendment 12/14/93


KENYA	BARCLAYS BANK OF KENYA LIMITED for	None
	BARCLAYS BANK PLC
	 Barclays Bank Agreement 10/5/94


KOREA	CITIBANK. N.A., SEOUL	KSD
	 Citibank, N.A., New York Agreement 7/16/81
	 New York Agreement Amendment 8/31/90
	 Citibank, Seoul Agreement Supplement 10/28/94


MALAYSIA	HONGKONG BANK MALAYSIA BERHAD	MCD
	 Hongkong & Shanghai Banking Corp. Agt. 4/19/91	Bank Negara Malaysia
	 Omnibus Supplement 12/29/93
	 Malaysia Subsidiary Supplement 5/23/94


MEXICO	CITIBANK MEXICO, S. A.	Indeval
	 Citibank, N.A., New York Agreement 7/16/81	Banco de Mexico
	 New York Agreement Amendment 8/31/90
	 Citibank Mexico, S.A. Amendment 2/7/95


MOROCCO	BANQUE MAROCAINE DU COMMERCE EXTERIEUR	None
	 BMCE Agreement 7/6/94




PAKISTAN	STANDARD CHARTERED BANK, KARACHI	None
	 Standard Chartered Bank Agreement 2/18/92


PERU	CITIBANK, N.A., LIMA	CAVAL
	 Citibank, N.A., New York Agreement 7/16/81
	 New York Agreement Amendment 8/31/90


PHILIPPINES	CITIBANK, N.A., MANILA	None
	 Citibank, N.A., New York Agreement 7/16/81
	 New York Agreement Amendment 8/31/90


POLAND	CITIBANK (POLAND), S.A. for CITIBANK, N.A.	NDS
	 Citibank, N.A., New York Agreement 7/16/81
	 New York Agreement Amendment 8/31/90
	 Citibank Subsidiary Amendment 8/7/92
	 Citibank N.A./Citibank Poland S.A. Agt. 11/6/92


PORTUGAL	BANCO ESPIRITO SANTO E COMERCIAL	Interbolsa
	DE LISBOA, S.A.
	 BESCL Agreement 4/26/89
	 Omnibus Amendment 2/23/94


SINGAPORE	HONGKONG & SHANGHAI BANKING CORP., SINGAPORE	CDP
	 Hongkong & Shanghai Banking Corp. Agt. 4/19/91
	 Omnibus Supplement 12/29/93


SLOVAKIA	CESKOSLOVENSKA OBCHODNI BANKA, A.S.,	SCP
	BRATISLAVA	National Bank of Slovakia
	 Ceskoslovenska Obchodni Banka Agreement 10/12/94

SOUTH AFRICA	FIRST NATIONAL BANK OF SOUTHERN AFRICA	CD
	 First National Bank of Southern Africa Agt. 8/7/91


SRI LANKA	HONGKONG & SHANGHAI BANKING CORP., COLOMBO	CDS
	 Hongkong & Shanghai Banking Corp. Agt. 4/19/91
	 Omnibus Supplement 12/29/93




SWAZILAND	BARCLAYS BANK OF SWAZILAND LIMITED for	None
	BARCLAYS BANK PLC
	 Barclays Bank Agreement 10/5/94


TAIWAN	STANDARD CHARTERED BANK, TAIPEI	TSCD
	 Standard Chartered Bank Agreement 2/18/92


THAILAND	HONGKONG & SHANGHAI BANKING CORP., BANGKOK	SDC
	 Hongkong & Shanghai Banking Corp Agt. 4/19/91
	 Omnibus Amendment 12/29/93


TRANSNATIONAL	BROWN BROTHERS HARRIMAN & CO.	Cedel
		Euroclear


TURKEY	CITIBANK, N.A., ISTANBUL	TVS
	 Citibank, N.A., New York Agreement 7/16/81	Central Bank of Turkey
	 New York Agreement Amendment 8/31/90


UNITED KINGDOM	MIDLAND BANK PLC	CGO
	 Midland Bank Agreement 8/8/90	CMO
	 Omnibus Amendment 12/15/93


URUGUAY	CITIBANK, N.A., MONTEVIDEO	None
	 Citibank, N.A., New York Agreement 7/16/81
	 New York Agreement Amendment 8/31/90


VENEZUELA	CITIBANK, N.A., CARACAS	None
	 Citibank, N.A., New York Agreement 7/16/81
	 New York Agreement Amendment 8/31/90


ZAMBIA	BARCLAYS BANK OF ZAMBIA LIMITED for	None
	BARCLAYS BANK PLC
	 Barclays Bank Agreement 10/5/94




ZIMBABWE	BARCLAYS BANK OF ZIMBABWE for	None
	BARCLAYS BANK PLC
	 Barclays Bank Agreement 10/5/94



	I HEREBY CERTIFY THAT AT ITS MEETING ON
______________________________________ THE BOARD APPROVED THE COUNTRIES,
SUBCUSTODIANS, AGREEMENTS, AND CENTRAL DEPOSITORIES LISTED ON THIS
APPENDIX.


_____________________________________________	___________________________
Signature		Date


____________________________________________
Title




APPENDIX "B"
TO

CUSTODIAN AGREEMENT
BETWEEN

PANORAMA TRUST and BROWN BROTHERS HARRIMAN & CO.


Dated as of ___________________________




The following is a list of Funds for which the Custodian shall serve under a Custodian Agreement dated as of ________________, 1995 (the "Agreement"):


	PICTET GLOBAL EMERGING MARKETS FUND
	PICTET INTERNATIONAL EQUITY FUND
	PICTET INTERNATIONAL SMALL COMPANIES FUND
	PICTET INTERNATIONAL BOND FUND


IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and on behalf of each such Fund.




PANORAMA TRUST	BROWN BROTHERS HARRIMAN & CO.

___________________________________
	____________________________________
Name: 	Name:
Title:		Title:


11

G:SHARED\3RDPARTY\PANORAMA\AGRMTS\CUSTODY.DOC

BROWN BROTHERS HARRIMAN & CO. - GLOBAL CUSTODY NETWORK
PANORAMA TRUST
APPENDIX A


COUNTRY	SUBCUSTODIAN	DIRECTORY


1A

G:SHARED\3RDPARTY\PANORAMA\AGRMTS\CUSTODY.DOC




1B

G:SHARED\3RDPARTY\PANORAMA\AGRMTS\CUSTODY.DOC